SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2007

BERMAN CENTER, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19562	58-1865733
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

211 East Ontario, Suite 800, Chicago Illinois	60611
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(312) 255-8088

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Amendment to Secured Convertible Promissory Note

On May 24, 2007, Berman Center, Inc. (the “Company”) executed Amendment No. 1 to Secured Convertible Promissory Note originally entered into on March 7, 2007 (the “Amended Note”), which is attached hereto as Exhibit 10.1, in favor of Hunter Fund LTD (“Hunter Fund”), pursuant to which Hunter Fund agreed to lend an additional amount of $60,000 to the Company.

The terms of the Amended Note provide that, among other things:

(i)	the Amended Note shall be secured by all of the assets of the Company and its wholly-owned subsidiary Berman Health & Media, Inc. (“BHM”),

(ii)	the additional amount covered by the Amended Note is payable in one installment on October 5, 2007 with an interest rate per annum of 15% accruing as May 24, 2007,

(iii)
the Amended Note may be converted into common stock of the Company at a per share conversion rate of the lesser of (i) 50% of the weighted average closing price of the Company’s common stock during the thirty 30 trading days immediately preceding the date of conversion or (ii) $0.25 per share, and

(iv)	Hunter Fund shall have demand and piggyback registration rights for the shares of the Company’s common stock that are issuable upon conversion of the Amended Note.

The Company also agreed to pay a placement fee equal to $10,000 to Hunter World Markets, Inc. and issue an aggregate of 213,333 shares of the Company’s common stock to Hunter World Markets, Inc. and/or its designees. The Company also paid amounts due to its legal counsel in the amount of approximately $19,000 from the proceeds of the Amended Note. After payment of the foregoing fees and expenses, the Company received a disbursement of approximately $31,000 in connection with the Amended Note.

The securities will be issued to in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder.

If the Company fails to make payments under (i) the Amended Note or (ii) that Secured Convertible Note in favor of Hunter Fund originally entered into on March 7, 2007 for $225,000 or (iii) that other Secured Convertible Note in favor of Hunter Fund pursuant to which Hunter Fund agreed to lend the principal amount of $200,000 dated October 6, 2006 or (iv) otherwise comes into default, Hunter Fund may exercise its rights to seize all of the assets of the Company, which would have a material adverse effect on its business and could cause it to declare bankruptcy.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01, above, is incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities.

The information under Item 1.01, above, is incorporated herein by reference.

Item 9.01.     Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 dated May 24, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2007	BERMAN CENTER, INC.

	By:	/s/ Carlos Bernal
	Name	Carlos Bernal
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 1 dated May 24, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD.